Servicer's Certificate (Pursuant to Section 3.9 of the Pooling and Servicing Agreement, Dated December 1, 1997)

Banc One Auto Grantor Trust 1997-B

Interest Period December 20, 2001 through January 21, 2002

Collection Period December 1, 2001 through December 31, 2001

The undersigned officer of Bank One, National Association, pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.

Signed by:	/s/ Tracie H. Klein Tracie H. Klein Vice President